UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Facebook Page relating to Automatic Data Processing, Inc. (the “Company”):

ADP Ascending

ADP Ascending

Published by Global Strategy Group [?] Just now

CDK and Solera doubled their operating margins after they were no longer overseen by $ADP’s management and board. Find out more about the opportunity for ADP in our letter to shareholder.

https://adpascending.com/.../ Pershing-Square-ADP-Shareholder-…

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ADP Ascending

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GIF

ADP Ascending Published by global Strategy Group [?[] Just now Here is our second question for ADP. All ADP shareholders deserve an answer to this question. Call on ADP to answer both of our questions. https:// adpascending.com/questions/ Your Vote is important Vote the GOLD Proxy Card Today Question: When ADP owned Dealer Services, it aimed to produce just 50bps of annual margin improvement. When Dealer Services was spun-off as CDK Global (“CDK”), it promptly identified an opportunity to double margins without negative consequence to CDK’s customers, shareholders or other stakeholders. Why was ADP not able to realize this opportunity when it owned CDL? CDK achieved this improvement by engaging constructively with shareholders, hiring an outside consultant to evaluate its potential, and announcing a transformation plan - why won’t ADP do the same? CDK’s Margin Transformation October 2014: ADP Completes Spinoff of CDK Margins(%) 45% 30% 15% 0% 21% 16% 23% 18% 27% 22% 32% 26% 35% 30% -40% -35% FY2014A FY2015A FY2016A FY2017A FY2018E FY2019E (Edit Margin) CDK Defined Adjusted EBITDA(%) Adjusted EBIT(1) (1) Adjusted margins expensed stock based compensation and D&A. 2014 EBIT adjusted to expense $16.8m of incremental costs associated with the formation of corporate departments as a stand-alone public company. These costs were incurred in fiscal 2016 and have been reflected as adjustments in fiscal 2014 to present these periods on a comparable basis.

Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Twitter page relating to the Company:

ADP ASCENDING

ADP ASCENDING

@ADP Ascending

CDK’s underperformance while managed by $ADP is a sign that $ADP can do better & is not achieving its full potential. (1/4)

CDK’S Margin Transformation

Margins (%)

0% 15% 30% 45% 21% 16% 23% 18% 27% 22% 32% 20% 35% 30% -40% -35%

FY2014A

FY2015A

FY2016A

FY2017A

FY2018E

FY2019E (Exit Margin)

October 2014: ADP

Completes Spinoff of CDK

CDK Defined ADJUSTED EBITDA(%)

Adjusted EBIT(1)

(1) Adjusted margins expensed stock-based compensation and D&A 2014 EBIT adjusted to expense $16.8m of incremental costs associated with the formation of corporate departments as a stand-alone public company. These costs were incurred in fiscal 2016 and have been reflected as adjustments in fiscal 2014 to present these periods on a comparable basis.

7:54 AM – 29 Sep 2017

ADP ASCENDING

ADP ASCENDING @ ADPascending . 1m

Replying to @ ADPascending

What happened when ADP spun off CDK? CDK’s operating margins doubled within 3 years. (2/4)

1

ADP ASCENDING

ADP ASCENDING @ ADPascending . 48s

Activist investor recommendations helped increase CDK’s shareholder value & the same opportunity exists at $ADP. (3/4)

1

ADP ASCENDING

ADP ASCENDING @ ADPascending . 20s

ADP can do better. Help ADP achieve its full potential by voting gold.

#VoteGOLD (4/4)

Adp Ascending

Adp Ascending

@ AdpAscending

Get the facts on the opportunity for

shareholders to unlock ADP’s potential

#VoteGOLD adpascending.com

AdpAscending

Vote Online Vote By phone Vote By Mail

Vote Gold

to help ADP

Achieve its

Full Potential

1:03 PM – 29 Sep 2017

ADP Ascending

ADP Ascending

@ADPascending

ADP’s gross margin is 60%. Its competitors’

gross margins are 74%. Learn how ADP can

do better: adpascending.com #VoteGOLD

Home | ADP Ascending

ADP Ascending asks is ADP achieving its full potential and

investors and analysts who would like to ask a question should vote the GOLD Proxy Card.

adpascending.com

1:08 PM – 29 Sep 2017

On September 29, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to www.ADPascending.com:

ADPASCENDING

HOME

HOW TO VOTE

THE NOMINEES

INVESTOR MATERIALS

REACTIONS

CONTACT

PRESS RELEASES

TIMELINE

PRESS RELEASES

PRESENTAIONS & VIDEOS

QUESTIONS

LETTERS AND FILINGS

Pershing Square Press Releases:

September 28, 2017

Pershing Square Releases Letter to shareholders

September 25, 2017

Pershing Square Press Releases Detailed Responses to ADP’s September 12, 2017 Presentation

September 20, 2017

Pershing Square Releases Letter to Shareholders

September 13, 2017

Pershing Square Responds to ADP Presentation

September 8, 2017

Pershing Square Press Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting

September 7, 2017

Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting

September 6, 2017

Pershing Square Comments on Meeting with ADP board

September 5, 2017

Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting

August 21, 2017

Pershing Square Issues Statement Regarding ADP

August 18, 2017

Pershing Square Announces Replay of Webcast Available at www.ADPAscending.com

August 16, 2017

Pershing Square Announces Details for Webcast

August 7, 2017

Pershing Square Announces Nominees for Election to the Board of Directors of ADP

August 4, 2017

Pershing Square Announces Investment on ADP

© 2017 Pershing Square Capital Management, L.P. |Disclaimer | SEC Filings

Proxy Statement

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Contacts

Pershing square

Fran Mcgill

212 909 2455

Mcgill@persq.com

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Steve Murray

212 843 8293

smurray@rubenstein.com

Eric Kuo

ekuo@rubeinstein.com

Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their YouTube page relating to the Company:

YouTube

Search

(ADP)

Automatic Data

106.74 -0.75 [-0.69%]

INTRA DAY

108.0

107.48

Close

106.4

9.30A 12P 2P 4P

HALFTIME REPORT

THE BATTLE FOR ADP:

BILL ACKMAN - Live

But the issue for shareholders is not how well the company has done over the past, the

CNBC

0:04 / 0:17

CNBC “The bottom line is that ADP has massively underperformed its potential.”

Unlisted

7 views

0

0

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YouTube

Search

(ADP)

Automatic Data

106.76 -0.72 [-0.67%]

Intra Day

108.0

107.48

Close

106.4

9.30A 12p 2p 4p

Halftime Report

ACKMAN: ADP has Massively

underperformed its Potential

The issue here is, how big is the margin opportunity at ADP?

CNBC

CNBC “ How big is the margin opportunity at ADP?”

Unlisted

4 views

0 0 Share

Pershing Square Capital Management, L.P. and certain affiliates have placed the following advertisements on Facebook:

ADP ASCENDING

ADP Ascending

5 mins

It’s clear that ADP has massively underperformed its potential. The issue for shareholders is how well can the company do in the future.

STREET CRED

BILL ACKMAN

Pershing Square Capital CEO and Portfolio Manager

HALFTIME REPORT

THE BATTLE FOR ADP: BILL ACKMAN - LIVE

CNBC

Help transform ADP. #VoteGOLD

Learn More

484 Views

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ADP ASCENDING

ADP Ascending

4 mins

We have a plan for ADP’s transformation. Vote GOLD to help ADP achieve its full potential.

(ADP)

AUTOMATIC DATA

106.78 -0.70 [-0.65%]

108.0

INTRA DAY

107.48

CLOSE

106.4

9.30A 12P 2P 4P

HALFTIME REPORT

ACKMAN: ADP HAS MASSIVELY UNDERPERFORMED ITS POTENTIAL

CNBC

Make your voice heard. #VoteGOLD

Learn More

82 Views

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Comment

Share

Pershing Square Capital Management, L.P. and certain affiliates have placed the following advertisements on Twitter:

ADP ASCENDING

ADP Ascending

@ADPascending

The issue for $ADP shareholders is how well can the company do in the future.

#VoteGOLD

STREET CRED

BILL ACKMAN

Pershing Square

Capital CEO and

Portfolio Manager

HALFTIME REPORT

THE BATTLE FOR ADP:

BILL ACKMAN - LIVE

CNBC

0:06 / 0:17

Help transform ADP. #VoteGOLD

10:28 AM – 29 Sep 2017

ADP ASCENDING

ADP Ascending

@ ADP Ascending

We have a plan for ADP’s transformation. #VoteGold to help $ADP achieve its full potential.

(ADP)

AUTOMATIC DATA

106.78 -0.70 [-0.65%]

INTRA DAY

108.0

107.48

CLOSE

106.4

9.30A 12P 2P 4P

HALFTIME REPORT

ACKMAN: ADP HAS MASSIVELY UNDERPERFORMED ITS POTENTIAL

0:10 / 0:42

CNBC

Make your voice heard. #VoteGOLD

10:23AM – 29 Sep 2017